                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as Permitted by
[X]  Definitive Proxy Statement               Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             Potlatch Corporation
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                         [LOGO OF POTLATCH CORPORATION]

                              POTLATCH CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 17, 2001

                               ----------------

                           NOTICE AND PROXY STATEMENT

                                                 [LOGO OF POTLATCH CORPORATION]
                                                  Potlatch Corporation

                                                  601 West Riverside Ave.,
                                                  Suite 1100
                                                  Spokane, Washington 99201
                                                  Telephone (509) 835-1500
March 28, 2001

Dear Potlatch Stockholder:

  I am pleased to invite you to Potlatch's Annual Meeting of Stockholders. The meeting will be held at 11:00 a.m. on Thursday, May 17, 2001 at the Park Hyatt San Francisco, 333 Battery Street, San Francisco, California.

  You will find detailed information about Potlatch and its operations, including its audited financial statements, in the 2000 Annual Report.

  We hope you can join us on May 17. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please mark your votes on the enclosed proxy, sign and date the proxy, and return it to us in the enclosed envelope. Your vote is important, so please return your proxy promptly.

                                    Sincerely,

                                    /s/ L. Pendleton Siegel

                                    L. Pendleton Siegel
                                    Chairman of the Board and
                                    Chief Executive Officer

                              [LOGO OF POTLATCH]

                             POTLATCH CORPORATION
                     601 West Riverside Avenue, Suite 1100
                           Spokane, Washington 99201

                                                                 March 28, 2001

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 17, 2001

  Potlatch Corporation will hold its Annual Meeting of Stockholders at the Park Hyatt San Francisco, 333 Battery Street, San Francisco, California, on Thursday May 17, 2001 at 11:00 a.m. You will find a map and driving directions to the Park Hyatt on the back cover of this Proxy Statement.

  We are holding this meeting to:

  .  elect four directors to the Potlatch Board;

  . ratify the selection of KPMG LLP as Potlatch's independent auditor for 2001;

  .  transact any other business that properly comes before the meeting.

  Your Board of Directors has selected March 20, 2001 as the record date for determining stockholders entitled to vote at the meeting. A list of stockholders on that date will be available for inspection at the offices of Pillsbury Winthrop LLP, 50 Fremont Street, San Francisco, California, for ten days before the meeting.

  Potlatch's Proxy Statement, proxy card and 2000 Annual Report are being distributed to stockholders on or about March 29, 2001.

                                          By Order of the Board of Directors

                                          /s/ Malcom A. Ryerse

                                          Malcolm A. Ryerse
                                          Corporate Secretary

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
GENERAL INFORMATION.......................................................   1

PROPOSAL 1--ELECTION OF DIRECTORS.........................................   3
  Nominees for Election for a Three-Year Term Ending With the 2004 Annual
   Meeting of Stockholders................................................   3
  Directors Continuing in Office Until the 2003 Annual Meeting of
   Stockholders...........................................................   4
  Directors Continuing in Office Until the 2002 Annual Meeting of
   Stockholders...........................................................   4
  Committees of the Board of Directors; Meetings..........................   5

STOCK OWNERSHIP...........................................................   6
  Beneficial Ownership of Certain Stockholders, Directors and Executive
   Officers...............................................................   6
  Section 16(a) Beneficial Ownership Reporting Compliance.................   7

COMPENSATION OF DIRECTORS AND THE NAMED EXECUTIVE OFFICERS................   8
  Compensation of Directors...............................................   8
  Compensation of the Named Executive Officers--Summary Compensation
   Table..................................................................   9
  Option/SAR Grants in Last Fiscal Year...................................  10
  Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
   Option/SAR Values......................................................  10
  Other Employee Benefit Plans............................................  11
  Certain Transactions....................................................  12

EXECUTIVE COMPENSATION AND PERSONNEL POLICIES COMMITTEE REPORT ON
 EXECUTIVE COMPENSATION...................................................  13
  Compensation Policy.....................................................  13
  2000 Company Performance................................................  14
  2000 Executive Compensation.............................................  14
  2000 Chief Executive Compensation.......................................  15

PERFORMANCE GRAPH.........................................................  16

AUDIT COMMITTEE REPORT....................................................  17
  Fees Paid to Independent Auditor in 2000................................  17

PROPOSAL 2--RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR..............  18

AUDIT COMMITTEE CHARTER..............................................Appendix 1

MAP AND DRIVING DIRECTIONS TO ANNUAL MEETING OF STOCKHOLDERS.........Back Cover

                              GENERAL INFORMATION

Q:  Who is soliciting my proxy?

A: The Board of Directors of Potlatch Corporation are sending you this Proxy Statement in connection with our solicitation of proxies for use at Potlatch's 2001 Annual Meeting of Stockholders. Certain directors, officers and employees of Potlatch and D.F. King (a proxy solicitor) also may solicit proxies on our behalf by mail, phone, fax, e-mail, or in person.

Q:  Who is paying for this solicitation?

A: Potlatch will pay for the solicitation of proxies, including D.F. King's estimated fee of $8,000 plus out-of-pocket expenses. Potlatch also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of Potlatch common stock.

Q:  What am I voting on?

A: The election of Richard A. Clarke, Vivian W. Piasecki, Gregory L. Quesnel and L. Pendleton Siegel to the Board of Directors and the ratification of the selection of KPMG LLP as independent auditor.

Q:  Who can vote?

A: Only those who owned common stock at the close of business on March 20, 2001, the record date for the Annual Meeting, can vote. If you beneficially owned common stock on the record date, you have either four votes or one vote per share for each proposal to be considered at the Annual Meeting. You have four votes per share for each share if you have owned the share continuously since March 1, 1997, or if you acquired it through Potlatch's tax-qualified employee benefit plans or its dividend reinvestment plan. You have one vote per share in all other circumstances. If you own your shares of common stock in "street" or "nominee" name, we assume that each of your shares has only one vote. To have four votes per share, you must prove that you have beneficially owned the shares continuously from March 1, 1997. You can do this by signing the certification on your proxy card. Potlatch may still require additional evidence of continuous ownership.

Q:  What does "beneficially owned" mean?

A: Under the Securities and Exchange Commission's definition, "beneficial ownership" of shares means shares over which a person has sole or shared voting or investment power.

Q:  When do I get four votes a share?

A: You get four votes per share when you hold the share for at least 48 consecutive calendar months (dating from the first day of the first full month on or after the date you acquire beneficial ownership of the share) before the record date for a stockholders' meeting. On certain matters, Potlatch's Restated Certificate of Incorporation gives you only one vote per share.

Q:  How do I vote and can I revoke my proxy?

A: You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy card in the prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person. By voting in person, you automatically revoke your proxy. You also may revoke your proxy at any time before the voting by giving the Corporate Secretary written notice of your revocation or by submitting a later-dated proxy. If you return your proxy but do not mark your voting preference, the individuals named as proxies will vote your shares FOR the election of the nominees for director and FOR the ratification of the selection of independent auditor.

Q:  What constitutes a quorum?

A: On the March 20, 2001 record date, Potlatch had 28,296,434 shares of common stock, $1.00 par value, outstanding. Voting can take place at the Annual Meeting only if stockholders owning a majority of the voting power of the common stock (that is, a majority of the total number of votes entitled to be cast) and one-third of the total number of shares outstanding on the record date are present either in person or by proxy. If you do not vote, or if a broker holding your shares in "street" or "nominee" name indicates to us on a proxy that you have not voted and it lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

    All proposals on the ballot for consideration at the Annual Meeting require the affirmative vote of holders of a majority of the voting power present and entitled to vote to be approved.

Q:  What happens if I withhold my vote for any proposal on the ballot?

A:  Withheld votes are counted as "no" votes.

Q:  When are stockholder proposals for the 2002 Annual Meeting due?

A: To be considered for inclusion in management's proxy statement for Potlatch's 2002 Annual Meeting of Stockholders, a stockholder proposal must be received at Potlatch's offices no later than November 27, 2001. All stockholder proposals must meet the requirements of Rule 14a-8 of the Securities Exchange Act of 1934.

Q:  What matters may be presented to the stockholders at an Annual Meeting?

A: Potlatch's By-laws specify the matters that may be presented to stockholders at an Annual Meeting as:

    . matters listed in the notice of meeting;
    . matters presented by the Board of Directors; and . matters properly presented by stockholders. See the next question.

Q: If I did not submit a stockholder proposal to Potlatch by the deadline for inclusion in the proxy statement, how do I present matters to stockholders at an Annual Meeting?

A: Under Potlatch's By-laws, a stockholder must give written notice to the Corporate Secretary by February 1 of the matter to be presented at that year's Annual Meeting. To present a matter at the 2001 Annual Meeting, the stockholder must have given written notice to the Corporate Secretary by February 1, 2001.

Q: If any other matter is presented at the Annual Meeting, who has authority to vote on the matter?

A: We do not expect any matters, other than those included in the proxy statement, to be presented at the 2001 Annual Meeting. If other matters are presented, the individuals named as proxies on your proxy will have discretionary authority to vote your shares on the matter.

Q:  How do I recommend someone to be a nominee for Potlatch director?

A: A stockholder may recommend nominees for director to the Nominating and Corporate Governance Committee of the Board of Directors by giving the Corporate Secretary a written notice by February 1 before the Annual Meeting. The notice must include the full name, age, business and residence addresses, and principal occupation or employment of the nominee. It must also include the number of shares of Potlatch common stock the nominee beneficially owns, any other information about the nominee that must be disclosed in proxy solicitations under Rule 14(a) of the Securities Exchange Act of 1934 and the nominee's written consent to the nomination and to serve, if elected.

                             ELECTION OF DIRECTORS
                        (Proposal One on the Proxy Card)

  Potlatch's Board of Directors is divided into three classes serving staggered three-year terms. At the Annual Meeting, you and the other stockholders will elect four individuals to serve as directors until the 2004 Annual Meeting or until the end of the calendar year in which the director becomes 72. Richard A. Clarke and Vivian W. Piasecki will become 72 during 2002. Upon their retirement, the Board may elect new directors to complete their term or reduce the number of directors.

  The individuals named as proxies will vote the enclosed proxy FOR the election of all nominees unless you direct them to withhold your votes. Each of the nominees is now a member of the Board of Directors. If any nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute or we may reduce the number of members of the Board. We recommend a vote FOR each nominee.

  Below are the names and ages of Potlatch's eleven directors, the years they became directors, their principal occupations or employment for at least the past five years and certain of their other directorships.

Nominees for Election for a Three-Year Term Ending With the 2004 Annual Meeting of Stockholders

   . Richard A. Clarke           Age 70, a director since 1985. Retired;
                                 Chairman of the Board of Pacific Gas and
                                 Electric Company (a public utility) from May
                                 1986 through June 1995 and its Chief
                                 Executive Officer from May 1986 through June
                                 1994. Also a director of CNF Inc., PG&E
                                 Corporation and Pacific Gas and Electric
                                 Company.

   . Vivian W. Piasecki          Age 70, a director since 1992. Retired;
                                 Member of the Board of Overseers for the
                                 University of Pennsylvania School of Nursing
                                 from January 1991 through January 2000, and
                                 Member of the Board of the University of
                                 Pennsylvania Medical Center from January 1988
                                 through January 2000.

   . Gregory L. Quesnel          Age 52, a director since 2000. President and
                                 Chief Executive Officer of CNF, Inc. (a
                                 supply chain logistics management company)
                                 since January 1998, its President and Chief
                                 Operating Officer from January 1997 through
                                 January 1998, and its Executive Vice
                                 President and Chief Financial Officer from
                                 January 1994 through January 1997.

   . L. Pendleton Siegel         Age 58, a director since 1997. Our Chairman
                                 of the Board and Chief Executive Officer
                                 since May 1999. Our President and Chief
                                 Operating Officer from May 1994 to May 1999.

Directors Continuing in Office Until the 2003 Annual Meeting of Stockholders

   . Reuben F. Richards          Age 71, a director since 1974. Retired;
                                 Chairman of the Board of Terra Industries
                                 Inc. (an agricultural company) from May 1983
                                 through April 1996, and Chairman of the Board
                                 of Minorco (U.S.A.) Inc. (a natural resources
                                 company) from May 1990 through March 1996 and
                                 its President and Chief Executive Officer
                                 from February 1994 through March 1996. Also a
                                 director of Engelhard Corporation.

   . Judith M. Runstad           Age 56, a director since 1999. Of counsel to
                                 Foster Pepper & Shefelman PLLC (a law firm)
                                 since January 1998, and a partner from 1978
                                 to January 1998. Also a director of Wells
                                 Fargo & Co., and SAFECO Corporation.

   . Frederick T. Weyerhaeuser*  Age 69, a director since 1960. Retired;
                                 Chairman of the Board and Treasurer of
                                 Clearwater Investment Trust (a financial management company) from April 1987 through March 1998, and Chairman of the Board and Treasurer of Clearwater Management Company
                                 (an investment advisor) from February 1987 through June 1996.


Directors Continuing in Office Until the 2002 Annual Meeting of Stockholders

   . Kenneth T. Derr             Age 64, a director since 1994. Retired;
                                 Chairman of the Board and Chief Executive
                                 Officer of Chevron Corporation (an
                                 international oil company) from January 1989
                                 through December 1999. Also a director of
                                 AT&T Corp. and Citigroup, Inc.
   . Boh A. Dickey               Age 56, a director since 2000. Retired;
                                 President, Chief Operating Officer and a
                                 Director of SAFECO Corporation (an insurance
                                 and financial services company) from August
                                 1996 to January 2001, and its Executive Vice
                                 President from January 1992 through August
                                 1996.
   . Toni Rembe                  Age 64, a director since 1975. A partner of
                                 Pillsbury Winthrop LLP (a law firm) since
                                 1971. Also a director of SBC Communications
                                 Inc., and AEGON N.V.
   . William T. Weyerhaeuser*    Age 57, a director since 1990. A Clinical
                                 Psychologist in Tacoma, Washington from 1975
                                 through December 1998, owner and Chairman of
                                 the Board of YCOM Networks (a telephone
                                 company) from 1984 through July 2000 and
                                 Chairman of the Board of Rock Island Company
                                 (an investment company) from July 1994
                                 through June 1998. Also a director of
                                 Clearwater Management Company, Inc., and
                                 Columbia Banking System, Inc.

--------
* Dr. William T. Weyerhaeuser and Mr. Frederick T. Weyerhaeuser are first cousins.

Committees of the Board of Directors; Meetings

  We have four standing committees.

The Audit Committee

  . Reviews with the independent auditor the Company's annual audited financial statements, the auditor's opinion on such statements, and scope of the next audit.

  . Nominates the independent auditor for consideration by the Board of Directors.

  . Reviews all relationships between the independent auditor and the Company and evaluates the effect this may have on the auditor's objectivity and independence.

  . Reviews with the independent auditor and the internal auditor the adequacy of internal accounting and control systems.

  . Reviews with management and the independent auditor the current and emerging accounting and financial reporting requirements and practices.

  . Reviews the adequacy and appropriateness of the Audit Committee Charter (attached as Appendix 1).

  As of December 31, 2000, the members were Richard A. Clarke (Chair), Kenneth T. Derr, Boh A. Dickey and Vivian W. Piasecki. The Audit Committee met three times in 2000.

The Executive Compensation and Personnel Policies Committee

  . Reviews annually and recommends to the Board of Directors our Chairman and Chief Executive Officer's base salary and incentive awards.

  . Reviews annually our Chairman and Chief Executive Officer's recommendations on base salaries and incentive awards for certain senior officers.

  . Administers the stock incentive plans and the Management Performance Award Plan.

  . Reviews compensation and benefit plans and practices, and recommends changes.

  As of December 31, 2000, the members were Frederick T. Weyerhaeuser (Chair), Kenneth T. Derr, Reuben F. Richards, and William T. Weyerhaeuser. The Executive Compensation and Personnel Policies Committee met four times in 2000.

The Nominating and Corporate Governance Committee

  .  Recommends the size of the Board of Directors.

  . Recommends nominees for election as directors and for service on committees of the Board.

  . Reviews compensation and retirement policies for directors, and recommends changes.

  . Reviews and makes recommendations on our corporate governance guidelines and other governance issues.

  As of December 31, 2000, the members were Toni Rembe (Chair), Richard A. Clarke, Gregory L. Quesnel, Judith M. Runstad, and Frederick T.
  Weyerhaeuser. The Nominating and Corporate Governance Committee met four times in 2000.

The Finance Committee

  . Reviews and makes recommendations on financings and other financial matters.

  As of December 31, 2000, the members were Reuben F. Richards (Chair), Boh
  A. Dickey, Toni Rembe, L. Pendleton Siegel and William T. Weyerhaeuser. The Finance Committee met once in 2000.

                                STOCK OWNERSHIP

Beneficial Ownership of Certain Stockholders, Directors and Executive Officers

  This table shows the number of shares beneficially owned as of January 1, 2001 by: (1) the owner of more than 5% of the common stock; and (2) each director, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group. The numbers of shares reported are based on data provided to us by the beneficial owners of the shares. Except as noted, and subject to applicable community property laws, each owner has sole voting and investment power over the shares shown in this table.


                                                       Amount and Nature of
                                                  Common Stock Beneficially Owned      Common
                                             ----------------------------------------- Stock
                                              Number of Shares   Right to   Percent of Units
                                             Beneficially Owned Acquire (1)   Class     (2)
                                             ------------------ ----------- ---------- ------
  Stockholders
  Capital Research and Management Company..      2,847,900 (3)         --      10.0%       --
    333 South Hope Street
    Los Angeles, CA 90071

  Directors and Other Named Executive
   Officers
  Richard A. Clarke........................          4,490 (4)      4,250         *     5,422
  Kenneth T. Derr..........................            500          4,250         *     3,911
  Boh A. Dickey............................          1,000              0         *         0
  Vivian W. Piasecki.......................        115,866 (5)      4,250         *    10,466
  Gregory L. Quesnel.......................              0              0         *         0
  Toni Rembe...............................          3,612          4,250         *    11,414
  Reuben F. Richards.......................          1,200          4,250         *    10,122
  Judith M. Runstad........................          5,315 (6)      2,500         *         0
  L. Pendleton Siegel......................         24,470        174,550         *     4,908
  Frederick T. Weyerhaeuser................      1,331,685 (7)      4,250       4.7%    5,422
  William T. Weyerhaeuser..................        887,761 (8)      4,250       3.1%   16,693
  Richard L. Paulson.......................          4,371         60,200         *     2,791
  Phillip M. Baker.........................          2,012         16,400         *         0
  Richard K. Kelly.........................          3,679         31,900         *         0
  Craig H. Nelson..........................          4,912         24,500         *         0

  Directors and executive officers as a
   group (17 persons including those named
   above)..................................      2,164,692 (9)    366,350       8.8%   71,564


 *   Less than 1%.

(1) Shares the directors and executive officers could acquire by exercising stock options within 60 days of January 1, 2001.



                                                 (notes continued on next page)

(2) Common stock units as of January 1, 2001. These stock units are not actual shares of common stock and have no voting power. For directors other than Mr. Siegel, the units represent deferred directors' fees and the vested portion of the common stock units received when the directors' retirement plan was terminated in 1996. For Messrs. Siegel and Paulson, the units represent deferred Management Performance Award Plan incentive payments. Potlatch converts the units into cash and pays the person according to an election the person makes prior to deferring fees or incentives.

(3) According to their schedule 13G filed February 9, 2001, with the Securities and Exchange Commission. Capital Research and Management Company, an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, held such shares as a result of acting as an investment adviser to various investment companies registered under
     Section 8 of the Investment Company Act of 1940. Capital Research has sole dispositive power and no voting power as to all 2,847,900 shares.

(4) Includes 4,490 shares held jointly by Mr. Clarke and his spouse as to which Mr. Clarke shares voting and investment power.

(5) Does not include 4,220 shares held by Mrs. Piasecki's spouse and 17,020 shares held by trusts where he is a trustee and shares voting and investment power. Mrs. Piasecki disclaims beneficial ownership of these 21,240 shares.

(6)  Includes 5,000 shares owned by Mrs. Runstad's spouse.

(7) Includes a total of 1,305,520 shares held by trusts of which Mr. Frederick T. Weyerhaeuser is a trustee. Mr. Weyerhaeuser holds sole voting and investment power for 183,126 shares, and shares voting and investment power for 1,122,394 shares held in such trusts. Does not include 8,032 shares held by his spouse's revocable trust. Mr. Weyerhaeuser disclaims beneficial ownership of all these shares, except a proportionate beneficial interest in a trust in which he is co-trustee and shares voting and investment power. Mr. Weyerhaeuser's proportionate beneficial ownership in such shares is 403 shares.

(8) Includes a total of 848,261 shares held by trusts of which Dr. William T. Weyerhaeuser is a trustee. Dr. Weyerhaeuser holds sole voting and investment power for 104,752 shares, and shares voting and investment power for 743,509 shares held in such trusts. Does not include 2,700 shares held by his spouse. Dr. Weyerhaeuser disclaims beneficial ownership of all these shares.

(9) Includes the shares stated in the table for each director and named exeutive officer without duplication of 232,544 shares attributable to both Mr. Frederick T. Weyerhaeuser and Dr. William T. Weyerhaeuser.

Section 16(a) Beneficial Ownership Reporting Compliance

  Under U.S. securities laws, directors, certain executive officers and any person holding more than 10% of Potlatch's common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports and Potlatch must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on its review of copies of the reports filed with the Securities and Exchange Commission and written representations of its directors and executive officers, Potlatch believes all persons subject to reporting filed the required reports on time in 2000.

          COMPENSATION OF DIRECTORS AND THE NAMED EXECUTIVE OFFICERS

  This section describes the compensation for services to Potlatch in 2000, paid or payable to, or deferred for the accounts of, the directors, the Chief Executive Officer and each of the four other most highly compensated executive officers who were serving at the end of 2000.

Compensation of Directors

  Annual Compensation. Each outside (non-employee) director receives a fixed annual fee of $24,000. Each outside director also receives a $1,200 fee for each meeting of the Board of Directors or a committee of the Board that the director attends in person or by telephone. In addition, each committee chair receives an additional annual fee of $3,000. Directors may defer receiving any of these fees.

  When a director elects to defer fees, he or she elects to have these fees credited with interest, or converted into common stock units. These common stock units are then credited with amounts equal to the dividends that are paid on the same amount of common stock.

  During 2000, Potlatch paid to directors, or deferred on their behalf, a total of $433,200 in fees. Potlatch also reimbursed the directors for their reasonable out-of-pocket expenses in attending Board and committee meetings. The Board of Directors met eight times in 2000. Each director attended at least 75% of the total Board and applicable committee meetings.

  Stock Options. Under the Potlatch Corporation 2000 Stock Incentive Plan, Potlatch grants each outside director, in December of his or her first year as a director, a nonqualified stock option to purchase 5,000 shares of common stock. Each December after that, Potlatch grants each outside director an additional nonqualified stock option to purchase 2,500 shares of common stock. In December 2000, Potlatch granted each outside director, except Boh A. Dickey and Gregory L. Quesnel, a nonqualified stock option to purchase 2,500 shares of common stock at an exercise price of $32.0625 per share. Messrs. Dickey and Quesnel, new Directors in 2000, each received a nonqualified option to purchase 5,000 shares of common stock at an exercise price of $32.0625. These options will vest in two equal installments on the first and second anniversaries of the grant date and will expire ten years after the grant date unless earlier terminated or exercised.

Compensation of the Named Executive Officers--Summary Compensation Table


                                                      Long-Term
                                        Annual       Compensation
                                     Compensation       Awards
                                  ------------------ ------------
                                                      Securities
  Name and Principal                                  Underlying     All Other
  Position                   Year  Salary  Bonus (1) Options/SARs Compensation (2)
  ------------------         ---- -------- --------- ------------ ----------------
  L. Pendleton Siegel......  2000 $558,350        0     66,000        $31,133
    Chairman of the Board    1999  487,795  182,900     60,000         27,443
    and Chief Executive      1998  403,400  165,600     34,000         49,883
    Officer

  Richard L. Paulson.......  2000 $396,900        0     34,000        $20,857
    President and            1999  313,960   99,700     34,000         96,236
    Chief Operating Officer  1998  211,500   63,800     16,000          8,883

  Phillip M. Baker.........  2000 $260,670        0     13,000        $13,246
    Vice President,          1999  198,618   54,700     12,000          9,510
    Minnesota Pulp and       1998  135,170   27,800      3,300          5,677
    Paper Division

  Richard K. Kelly.........  2000 $260,670        0     13,000        $13,212
    Vice President,          1999  206,290   53,900     13,000         10,462
    Wood Products Division   1998  173,750   42,800      5,800          7,298

  Craig H. Nelson..........  2000 $245,495        0     13,000        $12,398
    Vice President,          1999  181,750   49,700      5,800          9,545
    Consumer Products and    1998  175,950   45,500      6,800          7,678
    Paperboard Division


(1) Paid 80% in cash and 20% in common stock (or common stock units). When an executive officer defers bonus compensation, 20% (or more if the executive elects) is deferred in the form of common stock units. No bonuses were paid for 2000 under the Management Performance Award Plan because Potlatch's earnings did not meet the minimum requirements under the plan.

(2) This column represents matching contributions by Potlatch under the Salaried Employees' Savings Plan. Mr. Siegel's 1998 amount includes $32,940 as relocation costs. Mr. Paulson's 1999 amount includes $80,370, as relocation costs.

Option/SAR Grants in Last Fiscal Year


                                    Individual Grants (1)
                        ---------------------------------------------
                         Number of    % of Total
                         Securities  Options/SARs Exercise
                         Underlying   Granted To   Price              Grant Date
                        Options/SARs Employees in   Per    Expiration  Present
  Name                    Granted    Fiscal Year   Share      Date    Value (2)
  ----                  ------------ ------------ -------- ---------- ----------
  L. Pendleton
   Siegel.............     66,000         15%     $32.0625  12/7/10    $380,820
  Richard L. Paulson..     34,000          8%      32.0625  12/7/10     196,180
  Phillip M. Baker....     13,000          3%      32.0625  12/7/10      75,010
  Richard K. Kelly....     13,000          3%      32.0625  12/7/10      75,010
  Craig H. Nelson.....     13,000          3%      32.0625  12/7/10      75,010


(1) These options were granted on December 7, 2000, and become exercisable for 50% of the shares on December 7, 2001 and for the remaining 50% on December 7, 2002. If a "change in control" of Potlatch occurs after June 7, 2001, all non-vested options become exercisable in full and would include stock appreciation rights on all vested options.

(2) This amount was calculated using the Black-Scholes option pricing model, a complex mathematical formula that uses different market-related factors shown below to estimate the value of stock options. The Black-Scholes model generates an estimate of the value of the right to purchase a share of stock at a fixed price over a fixed period. The actual value, if any, an executive realizes will depend on whether the stock price at exercise is greater than the grant price, as well as the executive's continued employment through the two-year vesting period and the 10-year option term. The following assumptions were used to calculate the Black-Scholes value:

     . Stock price at date of
       grant                     = $32.0625
     . Option exercise price     = $32.0625
     . Option term               = 10 years
     . Risk-free rate of return  = Based on 10-year U.S. Treasury Notes
     . Company stock volatility  = Based on prior 3-year monthly stock price
     . Company dividend yield    = 5.43%
     . Calculated Black-Scholes
       Value                     = $5.77 per option share

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values


                                                  Number of Securities
                                                 Underlying Unexercised     Value of Unexercised
                                                 Options/SARs At Fiscal   In-the-Money Options/SARs
                             Shares                     Year-End           At Fiscal Year-End (1)
                            Acquired    Value   ------------------------- -------------------------
  Name                     on Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
  ----                     ----------- -------- ----------- ------------- ----------- -------------
  L. Pendleton Siegel.....        0     $    0    174,550      96,000         $ 0        $99,000
  Richard L. Paulson......        0          0     60,200      51,000           0         51,000
  Phillip M. Baker........        0          0     16,400      19,000           0         19,500
  Richard K. Kelly........        0          0     31,900      19,500           0         19,500
  Craig H. Nelson.........    1,100      1,856     24,500      15,900           0         19,500


(1) Based on Potlatch's closing common stock price of $33.5625 on December 29, 2000, as reported in the New York Stock Exchange Composite Transactions in the Wall Street Journal.

Other Employee Benefit Plans

  Pension Plan Table. This table shows the estimated annual pension benefits payable under Potlatch's Salaried Employees' Retirement Plan and Supplemental Benefit Plan at normal retirement date to a person with the average annual earnings and years of credited service shown.


   Average
    Annual
   Earnings                          Years of Credited Service
  ----------  -----------------------------------------------------------------------
                 10       15       20       25       30       35       40       45
              -------- -------- -------- -------- -------- -------- -------- --------
  $  200,000  $ 28,139 $ 42,209 $ 56,279 $ 70,349 $ 84,418 $ 98,488 $108,488 $118,488
     400,000    58,139   87,209  116,279  145,349  174,418  203,488  223,488  243,488
     600,000    88,139  132,209  176,279  220,349  264,418  308,488  338,488  368,488
     800,000   118,139  177,209  236,279  295,349  354,418  413,488  453,488  493,488
   1,000,000   148,139  222,209  296,279  370,349  444,418  518,488  568,488  618,488


  In calculating final average annual earnings, the Retirement Plan and the Supplemental Benefit Plan recognize overtime, awards under the Management Performance Award Plan and other incentive payments (excluding stock option gain) paid or deferred after 1987. The plans recognize incentives in the year paid. For participants who must retire at 65, the plans calculate benefits as if the participant received a standard award under the Management Performance Award Plan. Benefits under the plans are computed as straight-life annuity amounts and are not subject to reduction by Social Security or other benefits.

  The 2000 compensation of Mr. Siegel and the other named executive officers recognized by the Retirement Plan and the Supplemental Benefit Plan and their years of service for calculation of retirement plan benefits are:


  Name                                             Compensation Years of Service
  ----                                             ------------ ----------------
  L. Pendleton Siegel.............................   $858,137          22
  Richard L. Paulson..............................    560,407          40
  Phillip M. Baker................................    342,193          15
  Richard K. Kelly................................    349,036          25
  Craig H. Nelson.................................    318,195          22

  Severance Program for Executive Employees. Under the Severance Program for Executive Employees, participants who are terminated for reasons other than misconduct, who resign within two years after a material change in compensation, benefits, assigned duties, responsibilities, privileges or perquisites, or who resign rather than relocate at Potlatch's request can receive severance pay of up to 12 months' base salary and benefits for the same period under Potlatch's medical, dental, basic accidental death and dismemberment, and life insurance plans.

  Participants who are terminated or resign under the circumstances described above after a "change in control" of Potlatch can receive severance pay of 2 1/2 to 3 times base salary, plus standard bonus depending on the participant's present position. Participants can also receive benefits for 2 1/2 to 3 years under Potlatch's medical, dental, disability, basic accidental death and dismemberment, and life insurance plans, and the value of their unvested benefits, if any, in the Salaried Employees' Savings Plan, Retirement Plan and Supplemental Benefit Plan. Potlatch will offset any Federal excise and related income taxes payable on all payments received by participants. All principal officers, vice presidents and other designated employees are eligible to participate in the program.

Certain Transactions

  From time to time, Potlatch engages in transactions with companies where one of Potlatch's executive officers or directors or a member of his or her immediate family has a direct or indirect interest. All of these transactions, including those described below, are in the ordinary course of business and at competitive rates and prices.

  Pillsbury Winthrop LLP, where Ms. Rembe is a partner, provides legal services to Potlatch.

        EXECUTIVE COMPENSATION AND PERSONNEL POLICIES COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

Compensation Policy

  Our goal is to attract, retain and reward a highly competent and productive employee group. To do so, we try to provide a total compensation package that competes favorably with those offered within the paper and forest products industry, general industry and the geographic areas in which Potlatch operates. Our current compensation package includes a mix of base salary, short-term and long-term incentive opportunities and other employee benefits. Changes in compensation are based on an individual's performance, Potlatch's profits and the competitive marketplace. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for annual compensation in excess of $1 million paid to the Company's Chief Executive Officer and the other named executive officers. We believe that what we pay under the Management Performance Award Plan is deductible because a participant must defer any payment that causes the participant's compensation to exceed $1 million. For more than the past five years, no executive officer had compensation subject to Section 162(m).

  Our Executive Compensation and Personnel Policies Committee administers executive compensation programs, policies and practices. The Committee's principal responsibilities are to:

  . Annually review the compensation of our Chief Executive Officer and, subject to approval of the Board of Directors, determine any changes to be made to compensation;

  . Annually review our Chief Executive Officer's recommendations as to compensation for certain senior officers; and

  . Administer the Management Performance Award Plan and the stock incentive plans.

As part of its responsibilities, the Committee also periodically reviews our executive pay structure to make sure that our target and actual cash and incentive compensation programs are competitive. It does this by examining surveys of general industry and paper and forest products industry information on base salaries and short-term and long-term incentives prepared by an independent compensation consulting firm. These surveys include data from a broad base of general industry companies and from a base of paper and forest products companies. This latter base is broader than the S&P Paper & Forest Products Index. The Committee includes general industry surveys in its review because it believes that Potlatch competes for executive talent against a wider spectrum of companies than those in the paper and forest products industry. The Committee considers the median level of the market as adjusted for company size as competitive.

  Base Salary. The base salary policy provides for compensation at competitive levels. We draw comparative data from independent, job-specific compensation surveys that, depending on participation and on the position under review, cover between 15 and 30 paper and forest products companies, many of which are in the S&P Paper & Forest Products Index, and over 300 general industry companies. The Committee considers the median level of the market as adjusted for company size as competitive. Increases in executive base salary are based on these market factors and on the executive's individual performance under a performance plan. These performance plans contain specific measures, both quantitative and qualitative, related to higher earnings, increased productivity, improved safety performance, and compliance with environmental requirements. Increases generally reflect established merit increase guidelines applicable to all salaried employees.

  Management Performance Award Plan. The Management Performance Award Plan provides the potential for annual incentives that are paid in a combination of cash and Potlatch common stock. We designed the plan to create an incentive for key employees, including the Chief Executive Officer and the other named officers, who are in a position to contribute to and therefore influence Potlatch's annual profit performance on a return on equity (ROE) basis. The plan's administrative rules do not permit awards unless Potlatch's earnings meet specified minimum requirements. The plan also permits us to limit the amount or change the time and form of incentive payment if total awards exceed 4% of pre-tax earnings. Awards under the plan are based upon Potlatch's financial performance, including its ROE, and the individual employee's performance relative to performance plan targets for the year.

  Stock Incentive Plans. The purpose of the stock incentive plans is to further align employees' interests with Potlatch's long-term performance and, therefore, the long-term interests of the stockholders. We grant options to employees who are in the position to influence business results. We base target grants on specific gain objectives by responsibility level. The goal is to provide a grant opportunity at the median level of competitive practice as measured by a survey of long-term incentive grant practices among major industrial companies. We consider individual performance against performance plans and potential in determining the actual amount of the grant. Since the exercise prices provided in the options represent the fair market value of the common stock when granted, the options have no value unless the common stock price appreciates in the future. The options vest in 50% increments on the first and second anniversaries of the grant. Optionees may exercise their options using either cash or shares of Potlatch common stock.

2000 Company Performance

  As noted, Potlatch's financial performance is one of the factors considered in awarding Management Performance Award Plan awards, stock incentive grants, and in establishing base salaries. In 2000, Potlatch incurred a loss of $1.16 per share for a negative return on common stockholders' equity (or ROE) of 3.6%, which was below the industry's average ROE performance of 8.0% in 2000, as measured by a sample of 13 major forest products companies.*

2000 Executive Compensation

  Potlatch's executive compensation for 2000 consisted of only two elements: base salary and stock options under the stock incentive plans.

  The Committee reviewed the recommended base salaries for Messrs. Paulson, Baker, Kelly, Nelson and other executive officers following the principles set forth above--namely, competitive levels and each individual's performance against his performance plan. The Committee also considered each individual's performance against his performance plan, and each individual's potential, in recommending 2000 stock option grants. Potlatch did not pay any incentives for 2000 under the Management Performance Award Plan as Potlatch's performance did not meet the Management Performance Award Plan's minimum earnings requirement.

--------
* The paper and forest products industry base we use for ROE comparison purposes consists of 13 major paper and forest products companies, a broader base than the nine companies that make up the S&P Paper & Forest Products Index. Using this base has in the past created a more challenging ROE comparison than the S&P Paper & Forest Products Index since it includes companies whose ROEs have on average exceeded the ROEs of the companies included in the S&P Paper & Forest Products Index.

2000 Chief Executive Compensation

  The 2000 compensation of our Chairman and Chief Executive Officer, Mr. Siegel, similarly consisted of base salary and stock options under the stock incentive plans. In reviewing Mr. Siegel's base salary, the Committee considered chief executive officer pay information for approximately 25 paper and forest products companies and over 200 general industry companies, along with the Company's guidelines for salaried employees and Mr. Siegel's performance against his performance plan. The Committee recommended, and the Board of Directors approved, an increase of 4.1% to Mr. Siegel's 2000 base salary from his previous base salary. Based on the Committee's assessment of Mr. Siegel's individual performance, the Committee also granted Mr. Siegel options to purchase 66,000 shares of Potlatch common stock. Mr. Siegel did not receive a Management Performance Award Plan payment for the 2000 award year because Potlatch failed to meet the minimum earnings requirement as described above.

                                          The Executive Compensation and
                                          Personnel Policies Committee Members

                                          Frederick T. Weyerhaeuser, Chair
                                          Kenneth T. Derr
                                          Reuben F. Richards
                                          William T. Weyerhaeuser

                               PERFORMANCE GRAPH
                     Comparison of Five-Year Total Returns*



                                                   1995 1996 1997 1998 1999 2000
                                                   ---- ---- ---- ---- ---- ----
  POTLATCH........................................ $100 $112 $116 $104 $132 $104
  S&P Paper & Forest Products.....................  100  112  121  125  176  145
  S&P 500 Composite...............................  100  123  165  214  262  239



--------
* Assumes $100 was invested on December 31, 1995. Total return assumes quarterly reinvestment of dividends.

                            AUDIT COMMITTEE REPORT

  The Audit Committee of the Board of Directors is composed of four outside (non-employee) directors, all of whom meet the New York Stock Exchange listing standards for director independence. The Committee is governed by a charter initially adopted by the Board of Directors on May 18, 2000. A copy of the current Audit Committee Charter is attached as Appendix 1.

  The Committee is responsible, under the Audit Committee Charter, for providing independent, objective oversight of Potlatch's accounting functions and internal controls. In performing its functions, the Committee acts only in an oversight capacity and necessarily relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and of the independent auditor, who, in its report, expresses an opinion on the conformity of the company's annual financial statements to generally accepted accounting principles. During fiscal year 2000, the Committee met three times.

  In connection with the audit process, the Committee obtained from the independent auditor, KPMG LLP, a formal written statement describing the non-audit relationships between KPMG LLP and Potlatch consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Committee discussed with KPMG LLP whether any relationships may affect their independence. The Committee also discussed with management, the internal auditor and the independent auditor, the quality and adequacy of Potlatch's internal controls. The Committee reviewed with both the independent auditor and the internal auditor their audit plans, audit scope, and identification of audit risks. The Committee also discussed and reviewed with the internal auditor the results of the internal audit examinations.

  The Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2000 with management and with KPMG LLP outside the presence of management. The Committee also discussed with KPMG LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees.

  Based on these reviews and discussions with management, KPMG LLP and the internal auditor, the Committee recommended to the Board (and the Board approved) that Potlatch's 2000 audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                          The Audit Committee Members

                                          Richard A. Clarke, Chair
                                          Kenneth T. Derr
                                          Boh A. Dickey
                                          Vivian W. Piasecki

Fees Paid to Independent Auditor in 2000

  The Audit Committee has considered and determined that the information technology and other non-audit services provided by KPMG LLP in 2000 is compatible with the auditor's independence. A summary of the fees paid to KPMG LLP for services in fiscal year 2000 appears below.


                                                Financial Information
                                        Audit    Systems Design and      All
                                         Fees    Implementation Fees  Other Fees
                                       -------- --------------------- ----------
     KPMG LLP......................... $547,000           $0           $46,045

             RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITOR
                       (Proposal Two on the Proxy Card)

                    We recommend a vote FOR this proposal.

  We selected KPMG LLP as the independent auditor for Potlatch for 2001 and recommend that the stockholders ratify the selection. If the stockholders do not ratify KPMG LLP, we will consider the selection of another independent auditor.

  KPMG LLP and its predecessors, independent certified public accountants, have been the auditor for Potlatch for 49 years.

  Representatives of KPMG LLP will be present at the Annual Meeting and available to answer quest ions. They will also have an opportunity to make a statement.

                                                                     Appendix 1

                            AUDIT COMMITTEE CHARTER

                                 March 2, 2001

  WHEREAS, Section 141(c) of the Delaware General Corporation Law provides that the Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of this Corporation; and

  WHEREAS, the Board of Directors desires to comply with the requirements of the New York Stock Exchange (the "NYSE") for audit committees as set forth in
Section 303 of the NYSE Listed Company Manual (the "NYSE Manual"); and

  WHEREAS, the Board of Directors desires to adopt and approve the following resolutions as the formal written Charter of the Audit Committee of the Board of Directors of this Corporation;

  NOW, THEREFORE, BE IT RESOLVED, that an Audit Committee of three or more Directors, as determined by the Board, is designated to serve at the pleasure of the Board; and be it further

  RESOLVED, that each member of the Committee shall be independent (as defined in Section 303 of the NYSE Manual) and financially literate (as such qualification is interpreted by the Board of Directors in its business judgment), and at least one member of the Committee shall have accounting or related financial management expertise (as the Board of Directors interprets such qualification in its business judgment); and be it further

  RESOLVED, that a majority of the members of the Committee shall constitute a quorum. In the absence of a quorum, the member or members present at any meeting may by unanimous action appoint another member of the Board of Directors to act at the meeting in place of an absent or disqualified member, provided that the Director so appointed meets the same qualifications for Committee membership as the person she or he is replacing; and be it further

  RESOLVED, that the Committee shall meet:

  1. to receive from and review with the Corporation's independent auditors
     (a) the annual audited financial statements prior to filing with the Securities and Exchange Commission, (b) certain matters required to be communicated to the Committee in accordance with AICPA SAS 61, (c) the independent auditors' opinion on the quality and appropriateness of the Corporation's accounting principles, practices and judgments as applied in its financial reporting, and (d) such other matters as the Committee in its discretion may determine;

  2. if requested by the Corporation's independent auditors, any Committee member or management, to review with management and the independent auditors the quarterly financial statements prior to filing or public distribution or the release of earnings;

  3. to review with the independent auditors the scope of the succeeding annual examination;

  4. on a periodic basis, to receive from and review with the Corporation's independent auditors a formal written statement delineating all relationships between the independent auditors and the Corporation, to evaluate the possible effect on the auditors' objectivity and independence resulting from any disclosed relationships or services, and to respond to the independent auditors' report, if necessary, by recommending appropriate action to the full Board to satisfy itself of the independent auditors' independence;

  5. to select, evaluate, and nominate the independent auditors each year for consideration by the full Board;

  6. to review with management and the independent auditors any observations and concerns regarding the Corporation's accounting and internal control systems;

  7. to review with management and the Corporation's independent auditors current and emerging accounting and financial reporting requirements and practices affecting the Company;

  8. to prepare annually a report to the stockholders of the Corporation as required by the Securities and Exchange Commission, which report shall be included in the Corporation's annual meeting proxy statement; and

  9. on an annual basis, to receive from and review with the Corporation's internal audit department a report on its audit activities for the prior fiscal year and its planned audit activities for the current fiscal year.

and be it further

  RESOLVED, that the independent auditors are ultimately accountable to the Committee and the Board of Directors, and that the Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors; and be it further

  RESOLVED, that annually the members of the Audit Committee shall review the adequacy and appropriateness of this Charter and present it to the full Board for approval; and be it further

 RESOLVED, that this Audit Committee Charter will be published in the Corporation's proxy statement at least once every three years.

                                   [MAP LOGO]

PROXY                                                                      PROXY

                                [POTLATCH LOGO]

       Proxy for Annual Meeting of Stockholders to be Held May 17, 2001

          This proxy is solicited on behalf of the Board of Directors


The undersigned hereby authorizes L. PENDLETON SIEGEL, RICHARD L. PAULSON and MALCOLM A. RYERSE as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 17, 2001, or at any adjournment thereof.



      IMPORTANT--This proxy must be signed and dated on the reverse side.

                             POTLATCH CORPORATION
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]



The Board of Directors unanimously recommends a vote FOR Proposals 1 and 2.

1. Election of four Directors to serve until the 2004 Annual Meeting of Stockholders--
   Nominees: 01-Richard A. Clarke, 02-Vivian W. Plaseckl, 03-Gregory L. Quesnel, 04-L. Pendleton Siegel.

                                                      FOR ALL
                 FOR            WITHHOLD             (Except as
                 ALL              ALL              written below)
                 [ ]              [ ]                   [ ]

--------------------------------------------------------------------------------
2. Ratification of the selection of KPMG LLP as independent auditor.


                 FOR            AGAINST               ABSTAIN
                 [ ]              [ ]                   [ ]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR PROPOSALS 1 AND 2.



                                       Dated:          ,    ,              ,2001
                                             ---------- ---- --------------


                                       -----------------------------------------
                                       Signature


                                       -----------------------------------------
                                       Signature

                                       (Sign name exactly as imprinted hereon.
                                       For joint accounts, both owners should
                                       sign. In signing as attorney, executor,
                                       administrator, trustee or guardian, give full title as such. If signer is a corporation, give full corporate name and sign by duly authorized officer, showing the officer's title.)


--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .


                            YOUR VOTE IS IMPORTANT.

               PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

                                                  [LOGO OF POTLATCH CORPORATION]

                                                        Potlatch Corporation

                                                        601 W. Riverside Ave.
                                                        Suite 1100
                                                        Spokane, WA 99201
                                                        Telephone (509) 835-1500


                                                                 March 28, 2001

Dear Bank, Broker or Nominee:

  Under the Restated Certificate of Incorporation of Potlatch Corporation (the "Company"), stockholders who were the beneficial owners of shares of Common Stock on the record date for the upcoming meeting of stockholders and who have owned such shares continuously from and including March 1, 1997 will be entitled to four (4) votes per share for each such share upon submitting acceptable evidence of beneficial ownership to the Company. Stockholders who own shares of Common Stock in "street" or "nominee" name or through a broker, clearing agency, voting trustee, bank, trust company or other nominee are presumed to be entitled to exercise one (1) vote per share for each such share. To become entitled to four (4) votes per share, a stockholder must provide written proof that there has been no change in the beneficial ownership of his or her shares from and including March 1, 1997. Such proof must at least consist of a written certification in the form provided on the proxy.

  In certain circumstances, the Company may rely on your representation with respect to the beneficial owners of shares of Common Stock of Potlatch Corporation held in your name who are entitled to exercise four (4) votes per share, provided that such beneficial owners have completed and returned to you for your records written certifications in the form provided on the proxy card as to their beneficial ownership and you have forwarded a summary of such voting information on the summary proxy card on the reverse side of this letter to Potlatch Corporation or its agent. However, the Company unconditionally reserves the right to review each and every written certification on any proxy card completed by a beneficial owner of shares of Common Stock of Potlatch Corporation to determine whether such beneficial owner is entitled to exercise the claimed four (4) votes per share.

                                         Regards,

                                         /s/ Malcom A. Ryerse

                                         Malcolm A. Ryerse
                                         Corporate Secretary

PROXY                                                                     PROXY
                             POTLATCH CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby authorizes L. PENDLETON SIEGEL, RICHARD L. PAULSON and MALCOLM A. RYERSE, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 17, 2001, or at any adjournment thereof.

                                                Shares as to which
                                                 there has been NO      Shares as to which
                                               change in beneficial   there has been a change
                                                  ownership since     in beneficial ownership
                                                   March 1, 1997        since March 1, 1997
                                              ----------------------- -----------------------
                                              (Post number of shares  (Post number of shares
                                               not number of votes)    not number of votes)
                                                  For      Withhold       For      Withhold
                                                  ---      --------       ---      --------
1. ELECTION OF FOUR DIRECTORS TO SERVE UNTIL
 THE 2004 ANNUAL MEETING OF STOCKHOLDERS:

    Richard A. Clarke                           _____ shs.  _____ shs.  _____ shs.  _____ shs.

    Vivian W. Piasecki                          _____ shs.  _____ shs.  _____ shs.  _____ shs.

    Gregory L. Quesnel                          _____ shs.  _____ shs.  _____ shs.  _____ shs.

    L. Pendleton Siegel                         _____ shs.  _____ shs.  _____ shs.  _____ shs.


                            For       Against    Abstain     For      Against    Abstain
                            ---       -------    -------     ---      -------    -------
2.  RATIFICATION OF THE
    SELECTION OF KPMG
    LLP AS INDEPENDENT
    AUDITOR.               ____ shs.  ____ shs.  ____ shs.  ____ shs.  ____ shs.  ____ shs.

               Post only record position. Do not tabulate votes.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors unanimously recommends a vote FOR Proposals 1 and 2.

This proxy will be voted as directed but if not otherwise directed, FOR Proposals 1 and 2.

If the summary voting table above is not completed, it will be deemed for purposes of this proxy that there has been a change in the beneficial ownership of all Common Shares covered hereby subsequent to March 1, 1997.

                                         Dated: _________________________, 2001

                                         --------------------------------------
                                         --------------------------------------
                                         --------------------------------------
                                         (Sign name exactly as imprinted
                                         hereon. In signing as attorney,
                                         executor, administrator, trustee or
                                         guardian, give full title as such. If
                                         signer is a corporation, give full
                                         corporate name and sign by duly
                                         authorized officer, showing the
                                         officer's title.)

                                              PLEASE DATE, SIGN AND RETURN

                              POTLATCH CORPORATION

PROXY                                                                      PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby authorizes L. PENDLETON SIEGEL, RICHARD L. PAULSON and MALCOLM A. RYERSE, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 17, 2001, or at any adjournment thereof.

1. ELECTION OF FOUR DIRECTORS TO SERVE UNTIL THE 2004 ANNUAL MEETING OF
   STOCKHOLDERS:

   [_] FOR all nominees listed below           [_] WITHHOLD AUTHORITY to vote
       (except as marked to the contrary below)    for all nominees listed below

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

         Richard A. Clarke, Vivian W. Piasecki, Gregory L. Quesnel,
                             L. Pendleton Siegel

  -----------------------------------------------------------------------------


2. RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITOR

                [_] FOR         [_] AGAINST       [_] ABSTAIN


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

   The Board of Directors unanimously recommends a vote FOR Proposals 1 and 2.

                                      (Continued and to be signed on other side)

(Continued from other side)

This proxy will be voted as directed but if not otherwise directed, FOR Proposals 1 and 2.

By signing below, the undersigned certifies that:

   (i)  there has been NO change in the beneficial ownership of        shares
        of Common Stock covered hereby from and including March 1, 1997; and

   (ii) there has been a change in the beneficial ownership (such as a
        purchase) of        shares of Common Stock since that date.

If no certification is made, it will be deemed for purposes of this proxy that there has been a change in the beneficial ownership of all shares of Common Stock covered hereby subsequent to March 1, 1997.

                                             Dated: _____________________, 2001

                                             ----------------------------------

                                             ----------------------------------
                                             (Sign name exactly as imprinted
PLEASE DATE, SIGN AND RETURN                 hereon. For joint accounts, both
                                             owners should sign. In signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, give full
                                             title as such. If signer is a
                                             corporation, give full corporate
                                             name and sign by duly authorized
                                             officer, showing the officer's
                                             title.)